UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 18, 2024
Date of Report (date of earliest event reported)
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Rivian Automotive, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41042 (Commission File Number)	47-3544981 (IRS Employer Identification Number)
14600 Myford Road Irvine, California 92606
(Address of principal executive offices) (Zip code)
(888) 748-4261
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On June 18, 2024, Rivian Automotive, Inc. (the "Company") held its Annual Meeting of Stockholders. Holders of the Company's Class A common stock were entitled to one vote per share held as of the close of business on April 24, 2024 (the "Record Date") and holders of the Company's Class B common stock were entitled to ten votes per share held as of the Record Date, and voted together as a single class on each of the proposals set forth below. A total of 686,036,667 shares of the Company's Class A common stock and 7,825,000 shares of the Company's Class B common stock were presented in person or represented by proxy at the meeting, representing approximately 71.71% of the combined voting power of the Company's Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2024.
Item 1 — Election of two Class III directors to serve until the 2027 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Jay Flatley	494,189,161	16,732,879	253,364,627
John Krafcik	501,893,413	9,028,627	253,364,627

Item 2 — Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
750,256,500	8,492,054	5,538,113	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
477,970,313	31,517,754	1,433,973	253,364,627

Based on the foregoing votes, Jay Flatley and John Krafcik were elected, and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: June 21, 2024	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer